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Exhibit 99.4

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
PEREGRINE SYSTEMS, INC., et al.,(1))		Case No. 02-12740 (JKF)
	)	(Jointly Administered)
Debtors.	)

MONTHLY OPERATING REPORT FOR PEREGRINE REMEDY, INC.
FOR THE MONTH ENDED NOVEMBER 30, 2002

PACHULSKI, STANG, ZIEHL, YOUNG & JONES P. C.
Laura Davis Jones (Bar No. 2436)
Richard M. Pachulski (CA Bar No. 90073)
Jeremy V. Richards (CA Bar No. 102300)
Scotta E. McFarland (Bar No. 4184)
919 North Market Street, 16th Floor
P.O. Box 8705
Wilmington, Delaware 19899-8705 (Courier 19801)
Telephone: (302) 652-4100
Facsimile: (302) 652-4400

Counsel for the Debtors and
Debtors in Possession

January 27, 2003

(1)
The Debtors are Peregrine Systems, Inc. and its direct wholly-owned subsidiary, Peregrine Remedy, Inc.

DOCKET #891
DATE 1-27-03

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE—REGION 3

In re: Peregrine Remedy, Inc.	Case No. 02-12741 Reporting Period: 11/01/02-11/30/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)		See Attestation Letter
Copies of bank statements			See Attestation Letter
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		See Attestation Letter
Copies of IRS Form 6123 or payment receipt			None
Copies of tax returns filed during reporting period			None
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable			Available upon request
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ KEN SEXTON Signature of Authorized Individual	1/27/03 Date
Ken Sexton Printed Name of Authorized Individual	Chief Financial Officer Title of Authorized Individual
*
Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Date of Monthly Operating Report: November 30, 2002

PEREGRINE REMEDY, INC. Case No. 02-12741-JKF

ATTESTATION:

1)    Bank reconciliations for all of the accounts listed below have been performed for the month ended November 30, 2002.

Account Description	Bank Name	Bank Account Number	Balance per Books

Operating	Bank of America	123-372-6571	$(7,267.84)
Lockbox	Bank of America	8188904233	0.00
T&E Disbursement	Bank of America	123-352-6572	0.00
Payroll	Bank of America	123-332-6573	0.00
Benefits	Bank of America	123-382-8003	84,155.78
Operating	Bank of America	123-310-4133	209,897.59
Disbursement	Bank of America	123-310-3964	(135,929.49)
Money Market	Bank of America	881477	0.00
	Wells Fargo Bank	100006421	0.00

		Total	$2,054,467.72

2) All post-petition tax liabilities due and owing as of November 30, 2002 have been paid on a current basis.

I declare, under penalty of perjury, that the foregoing is true and correct to the best of my knowledge and belief. And may be subject to revision upon further verification. I have full authority to make the above representations on behalf of the Debtor.

Date: January 27, 2003

/s/ KEN SEXTON Ken Sexton Chief Financial Officer Peregrine Remedy, Inc.

In re: Peregrine Remedy, Inc.	Case No. 02-12741 Reporting Period 11/10/02-11/30/02

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (Form MOR-1)

        Amounts reported should be per the debtor's books or the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. This amount reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the bank account columns. The amount reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements filed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

	BofA Operating A/C 1233726571	BofA Chicago Lbx 81888904233	BofA TAE Disb. 1233526572	BofA Payroll (Inact) 1233326573	BofA Benefits A/C 1233826003	BofA Operating A/C 1233106133	BofA ZBA Disb A/C 1233103964	BofA Nations Inv. A/C 881477	WFB 108065421	Total	Plus: Payments by Peregrine Systems(1)	CURRENT MONTH ACTUAL	CUMULATIVE TO DATE
[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]
CASH BEGINNING OF MONTH	7,268	—	—	—	84,158	8,501,724	(2,384,050)	—	—	6,586,158	—	5,666,354	2,343,013
[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]
CASH SALES										—		—
ACCOUNTS RECEIVABLE	5,928,238	4,724,531								11,652,819		11,652,819	25,813,844
LOANS AND ADVANCES										—		—	—
SALE OF ASSETS(2)						274,853,524				274,853,524		274,853,524	274,853,524
OTHER(3)	2,192,848	1,049,486								3,242,334		3,242,334	3,242,334
TRANSFER FROM DEBTOR AFFILIATE										—		—	400,000
TRANSFERS FROM DIP	266,880	2,353				15,151,309	2,000,453			17,434,596		17,434,596	32,364,680
INTEREST										—		—	—
TOTAL RECEIPTS	9,387,966	5,777,029	—	—	—	290,014,825	2,003,453	—	—	307,183,273		307,183,273	335,474,382
[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]
DISBURSEMENTS [ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]
NET PAYROLL										—	(2,022,960)	(2,022,960)	(4,587,721)
PAYROLL TAXES										—	(1,019,822)	(1,019,322)	(4,389,124)
SALES, USE, & OTHER TAXES						(57,538)	(115,384)			(172,891)		(172,891)	(643,413)
INVENTORY PURCHASES							(87,102)			(87,102)		(87,102)	(87,102)
INSURANCE										—		—	—
ADMINISTRATIVE	(3,894)					(8,854)	(332,845)			(346,490)		(346,490)	(672,681)
SELLING							(101,222)			(101,222)		(101,222)	(322,682)
OTHER (attach list)							(42,172)			(42,172)		(42,172)	(383,117)
PRE-PETITION EXPENSES*										—		—	—
PAYDOWN OF FOOTHILL REVOLVER(4)													(1,202,915)
TRANSFERS										—		—	—
Transfer to DIP	(9,384,271)	(5,777,023)				(2,273,295)				(17,434,596)		(17,434,596)	(32,354,580)
Transfer to Debtor Affiliate						(292,513,791)				(292,513,791)		(292,513,791)	(296,513,791)
PROFESSIONAL FEES										—		—	—
U.S. TRUSTEE QUARTERLY FEES										—		—	—
COURT COSTS										—		—	—
TOTAL DISBURSEMENTS	(9,387,966)	(5,377,029)	—	—	—	(294,854,635)	(775,333)	—	—	(310,794,963)	(3,042,782)	(353,837,745)	(345,667,193)
NET CASH FLOW	—	—	—	—	—	(4,839,810)	1,228,120	—	—	(3,611,690)	(3,042,782)	(6,654,472)	(12,192,811)
CASH END OF MONTH	7,268	—	—	—	84,158	2,098,974	(135,929)	—	—	2,054,468
*PAYMENT MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER
THE FOLLOWING SECTION MUST BE COMPLETED
TOTAL DISBURSEMENTS										310,794,983		313,831,743	348,867,193
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS (including Debtor Affiliates)										(309,948,387)		(309,948,387)	(288,014,303)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES										—		—	—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES										$846,576		$3,889,358	$53,548,890

NOTES:

(1)
DUE TO CENTRALIZED PAYROLL PROCESSING, PAYROLL DISBURSEMENTS FOR THE DEBTOR ARE MADE BY A DEBTOR AFFILIATE, PEREGRINE SYSTEMS, INC. FOR PURPOSES OF CALCULATING DEBTOR'S DISBURSEMENTS. THESE PAYMENTS ARE INCLUDED HEREIN, AND ARE EXCLUDED FROM DISBURSEMENT CALCULATIONS FOR PEREGRINE SYSTEMS, INC.

(2)
AMOUNT REPRESENTS PROCEEDS FROM SALE OF ASSETS OF DEBTOR. THE ENTIRE AMOUNT OF THESE PROCEEDS WAS TRANSFERRED TO DEBTOR'S PARENT, AND APPROXIMATELY $54 MILLION OF THE PROCEEDS WAS USED TO PAY DOWN THE PARENT'S DEBTOR FINANCING.

(3)
AMOUNT REPRESENTS A/R COLLECTIONS FROM 11/20/02-11/30/02 THAT ARE AMOUNTS DUE TO THE PURCHASER, PURSUANT TO THE ASSET SALE AGREEMENT. THESE AMOUNTS ARE REFLECTED AS AN ACCRUED LIABILITY AT 11/30/02.

(4)
AMOUNTS REPRESENT SWEEP OF CASH BALANCES BY FOOTHILL. THE FORMER HOLDER OF REVOLVING DEBT FOR DEBTOR AND DEBTOR AFFILIATE, PEREGRINE SYSTEMS, INC. THE BALANCE SWEPT WERE USED TO PAY DOWN THE REVOLVING DEBT AND OFFSET ADVANCES REFLECTED ON MOR-1 FOR PEREGRINE SYSTEMS.

Peregrine Remedy Inc.
Case No. 02-12741 (JFK)
Summary of Disbursements
11/1/2002-11/30/2002

Wire Transfers	$309,948,387.04
ACH Debits	71,243,36
Checks	775,332.76
Payroll Payments (See Exhibit 2)	3,042,782

TOTAL OF DISBURSEMENTS	$313,837,745.31

Peregrine Remedy, Inc.
Case No. 02-12741 (JFK)
Wire Transfers
11/1/2002-11/30/2002

Account #	Description	Amount
B of A #1233726571	Transfers to Operating Acct #1233104133	$9,384,271
B of A #8188904233	Transfers to Operating Acct #1233104133	5,777,029
B of A #1233104133	Transfers to Disbursement Acct #1233103964	2,003,453
B of A #1233104133	Transfers to Operating Acct #1233726571	266,880
B of A #1233104133	Transfers to Chicago Lockbox #81888904233	2,963

B of A #1233104133	Total Transfers from B of A 12331041333	2,273,296

	Total Transfers to Debtor Accounts	17,434,596
	Transfers to Debtor Affiliate (Peregrine Systems, Inc.)	292,513,791

	TOTAL OF ALL WIRES	$309,948,387

Peregrine Remedy, Inc.
Case No. 02-12741 (JFK)
ACH Debits
11/1/2002-11/30/2002

Date	Payee	Description	Amount
Account: BofA 1233726571
11/1/2002	BANK OF AMERICA	MERCHANT FEES	$25.00
11/1/2002	BANK OF AMERICA	MERCHANT FEES	3,669.47

	Subtotal—Acct #1233726571		3,694.47
Account: BofA 1233104133
11/1/2002	CIGNA	INSURANCE	1,733.01
11/1/2002	CIGNA	INSURANCE	1,738.06
11/8/2002	CIGNA	INSURANCE	4,274.30
11/8/2002	CIGNA	INSURANCE	193.20
11/16/2002	CIGNA	INSURANCE	2,012.73
11/22/2002	BOARD OF EQUALIZATION	SALES & USE TAXES	57,597.59

	Subtotal—Acct #1233104133		67,548.89

TOTAL ACH DEBITS			$71,243.36

Peregrine Remedy, Inc.
Case No. 02-12741 (JKF)
Disbursements by Check
11/1/2002-11/30/2002

Account: BofA 1233103964

Check #	Check Date	Payee	Description	Amount
150491	11/1/2002	ACCELERATION	Administrative	$1,775.00
150492	11/1/2002	ALVAREZ, NAZARIO	Administrative	$4.50
150493	11/1/2002	ASHBURN, JAMES	Administrative	$482.51
150494	11/1/2002	AULD, LYNN	Administrative	$98.94
150495	11/1/2002	BAIL, LOUISE	Selling	$728.15
150496	11/1/2002	BALLARD, SCOTT	Administrative	$8.00
150497	11/1/2002	BECKETT, THOMAS	Administrative	$183.68
150498	11/1/2002	BEVILLE, GEORGEANN	Administrative	916.15
150499	11/1/2002	BLACK, WILLIAM	Administrative	7.00
150500	11/1/2002	BOYD, KEN	Administrative	$1,795.64
150501	11/1/2002	BRANCATO, RAYMOND	Selling	$843.40
150502	11/1/2002	BRUNO, THERESA	Administrative	$310.00
150503	11/1/2002	BUFFINGTON, PAUL	Administrative	$50.00
150504	11/1/2002	CHEN, SANDRA	Administrative	$285.41
150505	11/1/2002	CREATIVE LITHO	Administrative	$1,497.25
150506	11/1/2002	CULLOM, LEE	Selling	$1,366.17
150507	11/1/2002	CYBERSOURCE CORPORA	Administrative	$4, 638.00
150508	11/1/2002	DAVID TUCKER	Administrative	$2, 310.00
150509	11/1/2002	EDS DE MEXICO	Administrative	$12,482.08
150510	11/1/2002	ERMAN, SHANNON	Selling	$335.14
150511	11/1/2002	FEDERAL EXPRESS	Administrative	$-
150512	11/1/2002	FEDERAL EXPRESS	Administrative	$2,278.22
150513	11/1/2002	FIORELLO, JOSEPH	Selling	$20.00
150514	11/1/2002	FISHER, ERIC	Administrative	$4.50
150515	11/1/2002	GOLDBERG, HAROLD	Administrative	$1,955.29
150516	11/1/2002	GOULD MEDICAL GROUP	Administrative	$266.26
150517	11/1/2002	GOYETTE, NANO	Selling	$795.41
150518	11/1/2002	HANSI, RAMAN	Administrative	$439.35
150519	11/1/2002	HANSON, KIRK	Administrative	$77.87
150520	11/1/2002	HEWLETT-PACKARD	Inventory Purchases	$75,379.07
150521	11/1/2002	HOMER, EVAN	Selling	$104.81
150522	11/1/2002	HYATT O'HARE INTERN	Administrative	$2,075.00
150523	11/1/2002	JONES, CRAIG	Administrative	$185.11
150524	11/1/2002	KAUL, SEEMA	Administrative	$30.11
150525	11/1/2002	KAVANAGH, LINDA	Administrative	$383.27
150526	11/1/2002	KELTZ, WILLIAM	Selling	$606.43
150527	11/1/2002	KESERICH, MELINDA	Selling	$1,129.20
150528	11/1/2002	KLINDER, GREGORY	Administrative	$10.00
150529	11/1/2002	KOONTZ, JAMES	Selling	$84.53
150530	11/1/2002	LENNON, JENNIFER	Administrative	$63.87
150531	11/1/2002	LEWIS, JANET	Administrative	$59.67
150532	11/1/2002	MARINO, EDWARD	Selling	$489.11
150533	11/1/2002	MCCRIRIE, CINDY	Selling	$69.35

150534	11/1/2002	MUELLER, DOUG	Administrative	$196.65
150535	11/1/2002	NISHIHIRA, GREGORY	Administrative	$5,163.09
150536	11/1/2002	NORTH COAST COURIER	Adminsitrative	$30.20
150537	11/1/2002	OFFICE DEPOT	Administrative	$1,435.61
150538	11/1/2002	PEITSCH, ANDREW	Selling	$788.40
150539	11/1/2002	PETERSON, JAMES	Administrative	$144.62
150540	11/1/2002	POWELL, TIMOTHY	Administrative	$967.76
150541	11/1/2002	ROZELLE, CRAIG	Administrative	$564.50
150542	11/1/2002	RUDGER, AARON	Administrative	$20.00
150543	11/1/2002	SAICHEK, THOMAS M	Administraive	$382.36
150544	11/1/2002	SCHNELL, JEFFREY	Administrative	$2,059.91
150545	11/1/2002	SHAPIRO, DANA	Administrative	$358.00
150546	11/1/2002	SHRIDHAR, ASHWATH	Administrative	$55.48
150547	11/1/2002	SIMMONS, MATHEW	Selling	$395.12
150548	11/1/2002	SULLIVAN, FLORENCE	Administrative	$270.59
150549	11/1/2002	SUN DUN, INC OF WA	Administrative	$96.80
150550	11/1/2002	THE ESTATE OF JOAQU	Administrative	$525.77
150551	11/1/2002	TIERNEY, SEAN	Selling	$3.00
150552	11/1/2002	ULTIMATE WORKFLOW I	Administrative	$100.00
150553	11/1/2002	UNITED PARCEL SERVI	Administrative	$64.00
150554	11/1/2002	W ATLANTA	Administrative	$900.00
150555	11/1/2002	WAMS	Administrative	$238.36
150556	11/1/2002	WEIMAN, ROBERT	Administrative	$895.00
150557	11/1/2002	WERT, RANDALL	Administrative	$5.00
150558	11/1/2002	WROBEL, ERIK	Administrative	$1,360.64
150559	11/1/2002	WURZWEILER, WENDEL	Administrative	$1,162.54
150560	11/4/2002	PROTECTION SERVICE	Administrative	$1,305.45
150561	11/6/2002	LUNDGREN, JEFF	Administrative	$2,916.46
150562	11/6/2002	WURZWEILER, WENDEL	Administrative	$41,316.44
150563	11/6/2002	ACQUIPORT ASHFORD C	Secured/Rent/Leases	$561.86
150564	11/6/2002	APROPOS TECHNOLOGY	Administrative	$23,413.50
150565	11/6/2002	AQUENT LLC	Administrative	$3,528.00
150566	11/6/2002	ARAMARK-TX	Administrative	$328.26
150567	11/6/2002	ASHBURN, JAMES	Administrative	$64.93
150568	11/6/2002	BALENTINE, STEVE	Selling	$1,086.79
150569	11/6/2002	BALLARD, SCOTT	Administrative	$606.42
150570	11/6/2002	BECKETT, THOMAS	Administrative	$626.43
150571	11/6/2002	BLUE BELL ENTERPRIS	Secured/Rent/Leases	$1,760.00
150572	11/6/2002	BUMANGLAG, DAVID	Administrative	$44.64
150573	11/6/2002	CARNHAN, EVERETT	Selling	$269.09
150574	11/6/2002	CASSESE, ROBERT	Administrative	$120.62
150575	11/6/2002	CHERUKURI, ANAND	Administrative	$310.00
150576	11/6/2002	CICCIARELLI, CHRIS	Administrative	$49.99
150577	11/6/2002	CO-OP COMMUNICATION	Selling	$258.04
150578	11/6/2002	COGBURN, JEFFREY	Selling	$1,909.10
150579	11/6/2002	CONSTABLE, SUSAN	Administrative	$380.00
150580	11/6/2002	CUSTER, WALTER	Selling	$1,305.93
150581	11/6/2002	DAVID TUCKER	Administrative	$412.50
150582	11/6/2002	ELMO, GERALYNN	Administrative	$50.96
150583	11/6/2002	EWORK SERVICES	Administrative	$621.78

150584	11/6/2002	FEDERAL EXPRESS	Administrative	$1,248.69
150585	11/6/2002	FOXFORD, LLC	Administrative	$88.00
150586	11/6/2002	HINKLEY SPRING WAT	Administrative	$53.09
150587	11/6/2002	HIRSCH ENTERPRISES	Selling	$1,610.58
150588	11/6/2002	HOWARD, SCOTT K	Administrative	$64.00
150589	11/6/2002	HQ GLOBAL WORKPLACE	Secured/Rent/Leases	$11,222.79
150590	11/6/2002	KALA, SATYANARAYANA	Administrative	$516.98
150591	11/6/2002	LANDEIRA, SUSANA	Administrative	$54.14
150592	11/6/2002	LENNON, JENNIFER	Administrative	$24.10
150593	11/6/2002	LUNDGREN, JEFF	Administrative	$975.12
150594	11/6/2002	MARRIOTT	Administrative	$1,870.56
150595	11/6/2002	MCDONOGH, CRAIG	Administrative	$123.97
150596	11/6/2002	MCKEEVER, CHRISTINE	Selling	$218.00
150597	11/6/2002	MOHAMED, KADER	Administrative	$2,937.05
150598	11/6/2002	OFFICE DEPOT	Administrative	$1,975.52
150599	11/6/2002	PENIKALAPATI, RAVEN	Administrative	$164.20
150600	11/6/2002	PERO, MICHAEL	Selling	$1,546.96
150601	11/6/2002	PITNEY BOWES	Administrative	$675.77
150602	11/6/2002	PRITCHARD, ANDREW	Selling	$559.65
150603	11/6/2002	REZNICK, GARY	Selling	$66.53
150604	11/6/2002	RISLEY, KURT	Selling	$123.24
150605	11/6/2002	ROZELLE, CRAIG	Administrative	$882.32
150606	11/6/2002	SAFEGUARD BUSINESS	Administrative	$53.46
150607	11/6/2002	SEGUE SOFTWARE INCO	Administrative	$48,840.30
150608	11/6/2002	SNYDER, STACY A	Administrative	$108.36
150609	11/6/2002	SPAULDING, WILLIAM	Administrative	$755.93
150610	11/6/2002	VERAMO, MICHAEL	Administrative	$523.39
150611	11/6/2002	WINTER, MICHELLE	Administrative	$1,103.56
150612	11/7/2002	DOMASZEWICZ, RICHARD	Administrative	$638.83
150613	11/12/2002	ACCO	Administrative	$1,997.00
150614	11/12/2002	APPLE CUSTOM	Administrative	$324.70
150615	11/12/2002	APROPOS TECH	Administrative	$11,947.50
150616	11/12/2002	ARAMARK	Administrative	$29.43
150617	11/12/2002	BELL, BRIAN	Administrative	$1,717.35
150618	11/12/2002	BOYD, KEN	Administrative	$977.16
150619	11/12/2002	BOYSE, CONRAD	Selling	$6,850.84
150620	11/12/2002	BRUNO, THERES	Administrative	$38.80
150621	11/12/2002	CALLIDUS	Administrative	$1,800.00
150622	11/12/2002	CARNAHAN, EVERETT	Selling	$140.42
150623	11/12/2002	CHEN, RICHARD	Selling	$30.15
150624	11/12/2002	CINTAS	Administrative	$346.18
150625	11/12/2002	CUNNINGHAM, BRYAN	Selling	$92.89
150626	11/12/2002	CUSTER, WALTE	Selling	$1,383.86
150627	11/12/2002	DILLARD, KENT	Administrative	$100.28
150628	11/12/2002	DUNNIGNTON, BRIDGET	Selling	$920.89
150629	11/12/2002	EADES, JULIE	Selling	$427.49
150630	11/12/2002	ELMO, GERALYN	Administrative	$1,227.99
150631	11/12/2002	ERMAN, SHANNON	Selling	$606.43
150632	11/12/2002	EVANS, JEFF	Administrative	$97.46
150633	11/12/2002	FISHER, ERIC	Administrative	$36.20

150634	11/12/2002	FLORATECH LANDSCAPE	Administrative	$828.50
150635	11/12/2002	FRATANTORN, ROBERT	Selling	$1,226.24
150636	11/12/2002	FSI	Administrative	$3,687.37
150637	11/12/2002	FUNG, JUDY	Administrative	$120.52
150638	11/12/2002	GOLDBERG, HAROLD	Administrative	$894.16
150639	11/12/2002	GOODSON, BRET	Administrative	$219.74
150640	11/12/2002	HACIENDA OWNE	Secured/Rent/Leases	$718.66
150641	11/12/2002	HALL, AMBER	Selling	$270.41
150642	11/12/2002	HERSHBERGER, RHONDA	Administrative	$1,241.32
150643	11/12/2002	IBM	Administrative	$368.28
150644	11/12/2002	INTERFORM	Administrative	$5,874.81
150645	11/12/2002	IRON MOUNTAIN	Administrative	$281.27
150646	11/12/2002	IRON MOUNTAIN	Administrative	$691.10
150647	11/12/2002	JOHNSON, ROSEMARY	Administrative	$135.00
150648	11/12/2002	KARRH, LEWIS	Selling	$2,650.66
150649	11/12/2002	KEEPLE, SCOTT	Selling	$950.06
150650	11/12/2002	KELLY SERVICE	Administrative	$7,524.82
150651	11/12/2002	KELTZ, WILLIAM	Selling	$1,430.01
150652	11/12/2002	KERIEVSKY, HARVEY	Selling	$331.28
150653	11/12/2002	KOONTZ, JAMES	Selling	$380.16
150654	11/12/2002	LAKKAMRAJU, RAJU	Administrative	$55.00
150655	11/12/2002	LENNON, JENNIFER	Administrative	$31.16
150656	11/12/2002	LETOURNEAU, JOHN	Administrative	$27.05
150657	11/12/2002	LEWIS, JANET	Administrative	$152.51
150658	11/12/2002	LITTLE, MICHA	Administrative	$8,694.81
150659	11/12/2002	MARK HOPKINS	Selling	$7,661.56
150660	11/12/2002	MCCOMBE, JANI	Selling	$540.14
150661	11/12/2002	MELLE, ELLEN	Selling	$164.00
150662	11/12/2002	MESSNER, MARY	Administrative	$43.35
150663	11/12/2002	MICALE, ANN	Selling	$32.70
150664	11/12/2002	NADRA, REXIE	Administrative	$88.90
150665	11/12/2002	NORTH COAST COURIERS	Administrative	$128.89
150666	11/12/2002	OFFICE DEPOT	Administrative	$1,211.54
150667	11/12/2002	OITZMAN, MICHAEL	Administrative	$126.82
150668	11/12/2002	PACK, ROBERT	Administrative	$67.53
150669	11/12/2002	PEINE, THOMAS	Selling	$153.05
150670	11/12/2002	RAO, VISHAL	Administrative	$790.74
150671	11/12/2002	REZNICK, GARY	Selling	$179.60
150672	11/12/2002	ROCHTE, TIMOT	Administrative	$294.14
150673	11/12/2002	SCALES, CARY	Administrative	$100.00
150674	11/12/2002	SCHNELL, JEFFREY	Administrative	$1.050.81
150675	11/12/2002	SHARMA, RAVINDRA	Administrative	$2,343.72
150676	11/12/2002	SMALL, JAMES	Selling	$180.56
150677	11/12/2002	SNYDER, STACY	Administrative	$447.66
150678	11/12/2002	TIERNEY, SEAN	Selling	$945.40
150679	11/12/2002	TORRES, ALBER	Administrative	$1,607.33
150680	11/12/2002	TSUKAMOTO, LINDA	Administrative	$73.96
150681	11/12/2002	UWIP	Administrative	$13,650.00
150682	11/12/2002	UPS	Administrative	$16.00
150683	11/12/2002	WIELAND, ROY	Selling	$9,269.30

150684	11/12/2002	WILKING, MOLI	Administrative	$248.50
150685	11/12/2002	WINTER, MICHELLE	Administrative	$1,314.62
150686	11/12/2002	CHARLESTON PROPERTIES	Void	$-
150687	11/13/2002	CHARLESTON PROPERTIES	Secured/Rent/Leases	$26,844.20
150688	11/13/2002	CHARLESTON PROPERTIES	Secured/Rent/Leases	$56,491.28
150689	11/13/2002	CICCIARELI, CHRIS	Administrative	$105.47
150690	11/13/2002	SCIBONA, ANTHONY	Selling	$1,711.81
150691	11/13/2002	BOYSE, CONRAD	Selling	$6,798.90
150692	11/13/2002	GOLDBER, HAROLD	Administrative	$3,376.02
150693	11/13/2002	HUMPHREY, ERIC	Administrative	$89.90
150694	11/15/2002	Spoiled		$-
150695	11/15/2002	Spoiled		$-
150696	11/15/2002	Spoiled		$-
150697	11/15/2002	Spoiled		$-
150698	11/15/2002	Spoiled		$-
150699	11/15/2002	Spoiled		$-
150700	11/15/2002	Spoiled		$-
150701	11/15/2002	Spoiled		$-
150702	11/15/2002	Spoiled		$-
150703	11/15/2002	ARAMARK-TX	Administrative	$242.61
150704	11/15/2002	ASHBURN, JAMES	Administrative	$328.57
150705	11/15/2002	BAIL, LOUISE	Selling	$201.86
150706	11/15/2002	BOGLE, MICHAEL	Selling	$1,688.06
150707	11/15/2002	CANDADAI, HARINATH	Administrative	$1,491.50
150708	11/15/2002	CARAMANICO, DON	Selling	$542.52
150709	11/15/2002	CINTAS	Administrative	$427.31
150710	11/15/2002	CLEMENTS, KENNETH	Administrative	$124.74
150711	11/15/2002	COMPAQ COMPUTER	Inventory Purcases	$11,722.61
150712	11/15/2002	COOTES, RON	Administrative	$991.45
150713	11/15/2002	COULS, KEITH	Administrative	$1,425.97
150714	11/15/2002	CROMWELL, MIKE	Administrative	$1,911.60
150715	11/15/2002	CULLOM, LEE	Selling	$851.96
150716	11/15/2002	DARWIN, ANTHONY	Administrative	$1,280.15
150717	11/15/2002	DUNNINGTON, BRIDGET	Selling	$788.04
150718	11/15/2002	ERMAN, SHANNON	Selling	$476.89
150719	11/15/2002	FEDERAL EXPRESS	Administrative	$2,994.18
150720	11/15/2002	FIEL, DAVID	Administrative	$200.00
150721	11/15/2002	FIORELLO, JOSEPH	Selling	$282.08
150722	11/15/2002	FOX FILM CORP	Other	$42,172,36
150723	11/15/2002	GALLAGHER, LISA	Selling	$44.00
150724	11/15/2002	GIURBINO, GARY	Administrative	$834.51
150725	11/15/2002	GOYETTE, NANO	Selling	$1,792.86
150726	11/15/2002	JONES, GRAIG	Administrative	$626.45
150727	11/15/2002	KELLY STAFF	Administrative	$6,819.63
150728	11/15/2002	KELTZ, WILLIAM	Selling	$921.11
150729	11/15/2002	LATHER, JANICE	Administrative	$322.09
150730	11/15/2002	LEWIS, JANET	Administrative	$16.23
150731	11/15/2002	LITTLE, MICHAEL	Selling	$2,535.76
150732	11/15/2002	LURIE, SUSAN	Selling	$308.47
150733	11/15/2002	LUU, MSY	Administrative	$693.07

150734	11/15/2002	LYNN GILBERT	Administrative	$813.03
150735	11/15/2002	MANCERI, JOHN	Selling	$752.59
150736	11/15/2002	MCCARTY, GABE	Administrative	$1,661.51
150737	11/15/2002	MCCLANAHAN,	Administrative	$1,478.78
150738	11/15/2002	MCCRIRIE, CINDY	Selling	$1,748.87
150739	11/15/2002	MCKNIGHT, RANDALL	Administrative	$606.43
150740	11/15/2002	OITZMAN, MICHAEL	Administrative	$47.96
150741	11/15/2002	PATTERSON, KEVIN	Administrative	$493.30
150742	11/15/2002	PEITSCH, ANDREW	Selling	$1,769.21
150743	11/15/2002	PERO, MICHAEL	Selling	$2,070.92
150744	11/15/2002	RAGHUNATH,	Administrative	$850.79
150745	11/15/2002	RASTED, KEITH	Selling	$1,543.11
150746	11/15/2002	RICHTMAN, LEO	Selling	$1,283.40
150747	11/15/2002	ROM, LISA	Adminsitrative	$506.56
150748	11/15/2002	RUDNITSKY, RUDNISKY	Selling	$1,105.58
150749	11/15/2002	SCIBONA, ANTHONY	Selling	$2,269.63
150750	11/15/2002	SHAPIRO, DANA	Administrative	$256.20
150751	11/15/2002	SUMMERS, MARCIA	Administrative	$672.86
150572	11/15/2002	UNITED PARCEL	Adminsitrative	$64.00
150753	11/15/2002	VAUGHAN, GORDON	Administrative	$690.78
150754	11/15/2002	VISHER, JAMES	Selling	$4,789.73
150755	11/15/2002	WEIMAN, ROBERT	Administrative	$358.78
150756	11/15/2002	WERT, RANDALL	Administrative	$2,356.06
150757	11/15/2002	WEILAND, ROY	Selling	$412.00
150758	11/15/2002	WILSON, NANCY	Administrative	$97.77
150759	11/15/2002	WRUCK, WILLIAM	Selling	$736.05
150760	11/15/2002	STATE OF MICHIGAN	Sales, Use & Other Taxes	$14,388.70
150761	11/15/2002	COR-O-VAN	Administrative	$6,256.00
150762	11/19/2002	BALENTINE, STEVE	Selling	$995.00
150763	11/19/2002	BOLING, MICHAEL	Administrative	$102.72
150764	11/19/2002	BOYD, KEN	Administrative	$5,226.29
150765	11/19/2002	RICHARD CHEN	Administrative	$1,738.41
150766	11/19/2002	CITATION PRESS	Selling	$5,017.39
150767	11/19/2002	CO-OP	Selling	$271.07
150768	11/19/2002	CONSTABLE, SUSAN	Administrative	$197.95
150769	11/19/2002	CULLOM, LEE	Selling	$330.96
150770	11/19/2002	DOCENA, NING	Administrative	$352.85
150771	11/19/2002	EVANS, BRAD	Administrative	$3,056.70
150772	11/19/2002	FEDERAL EXPRESS	Administrative	$19.10
150773	11/19/2002	GOYETTE, NANO	Selling	$400.44
150774	11/19/2002	KERIEVSKY, HARVEY	Selling	$767.29
150775	11/19/2002	KOONTZ, JAMES	Selling	$718.24
150776	11/19/2002	LATHER, JANICE	Administrative	$508.14
150777	11/19/2002	LEWIS, JANET	Administrative	$46.15
150778	11/19/2002	LUCCHESI, DANYA	Administrative	$199.62
150779	11/19/2002	MELLE, ELLEN	Selling	$613.54
150780	11/19/2002	MICALE, ANN	Selling	$334.79
150781	11/19/2002	MOUSSEAU, CHARLES	Administrative	$180.94
150782	11/19/2002	MUDAKAVI, DEEPAK	Administrative	$536.28

150783	11/19/2002	OFFICE DEPOT	Administrative	$849.64
150784	11/19/2002	PEINE, THOMAS	Selling	$1038.35
150785	11/19/2002	PEITSCH, ANDREW	Selling	$188.39
150786	11/19/2002	PETERSON, PAULA	Administrative	$158.78
150787	11/19/2002	POWELL, TIMOTHY	Administrative	$891.54
150788	11/19/2002	REPPERT, STEPHANIE	Administrative	$125.43
150789	11/19/2002	SCHULTZ, JAMES	Administrative	$1,666.83
150790	11/19/2002	SHARMA, RAVINDRA	Administrative	$100.00
150791	11/19/2002	SIMMONS, MATHEW	Selling	$250.23
150792	11/19/2002	STAMPS, JOHN	Administrative	$390.00
150793	11/19/2002	WEIMAN, ROBERT	Administrative	$56.98
150794	11/19/2002	WEILAND, ROY	Selling	$862.89
150795	11/19/2002	WILLIAMS, ALAN	Administrative	$984.41
150796	11/19/2002	ARIZONA DEPT. OF REV	Sales, Use & Other Taxes	$1,413.80
150797	11/19/2002	COMPTROLLER OF TREASURY	Sales, Use & Other Taxes	$15,526.09
150798	11/19/2002	COR-O-VAN	Administrative	$99.60
150799	11/19/2002	DHL DELIVERY	Administrative	$30.22
150800	11/19/2002	FEDERAL EXPRESS	Administrative	$57.25
150801	11/19/2002	FLORIDA DEPT. OF REV.	Sales, Use & Other Taxes	$10,966.60
150802	11/19/2002	GEAORGIA DEPT. OF REV.	Sales, Use & Other Taxes	$3,160.14
150803	11/19/2002	IRON MOUNTAIN	Administrative	$485.24
150804	11/19/2002	IRON MOUNTAIN OSDP	Administrative	$846.14
150805	11/19/2002	KELLY SERVICES	Administrative	$2,827.76
150806	11/19/2002	KESERICH, MELINDA	Selling	$1,129.20
150807	11/19/2002	KRISTINE A. DA ROSA	Administrative	$204.00
150808	11/19/2002	NEW JERSEY DEPT.OF TRENTON	Sales, Use & Other Taxes	$8,944.83
150809	11/19/2002	NYS TAX DEPT.	Sales, Use & Other Taxes	$1,230.67
150810	11/19/2002	PACIFIC GAS & ELECTRIC	Administrative	$40,410.83
150811	11/19/2002	SOUTH CAROLINA DEPT. OF REV.	Sales, Use & Other Taxes	$3,565.22
150812	11/19/2002	STATE OF OHIO	Sales, Use & Other Taxes	$15,346.22
150813	11/19/2002	STATE OF TEXAS COMPTROLLERS	Sales, Use & Other Taxes	$31,176.87
150814	11/19/2002	VIRGINIA DEPT. OF TAX	Sales, Use & Other Taxes	$9,674.33

				$775,332.75

Peregrine Remedy, Inc.
Case No. 02-12741 (JKF)
Exhibit 1
Pro Business Payroll Reports
11/1/2002 - 11/30/2002

Pay Date	Description	Net Payroll(1)	Payroll Taxes	Total Per Report
11/15/2002	Peregrine Remedy	1,546,678	712,551	2,259,230
11/20/2002	Peregrine Remedy	3,235,835	2,104,122	5,339,957
11/20/2002	Reimbursement of PTO Payment(2)	(2,795,278.04)	(1,817,391.99)	(4,612,670.03)
11/30/2002	Peregrine Remedy	35,725	20,541	56,266

Totals Funded per B of A Payroll A/C #1450-9-08274(3)		2,022,960	1,019,822	3,042,782

NOTES:

(1)
Includes direct deposits, paychecks and third party checks. See attached payroll summaries.

(2)
The 11/20/2002 Remedy payroll consisted largely of payments for accumulated paid time off that was reimbursed by the purchaser, pursuant to the asset sale agreement. As such, we netted the reimbursement against the payment.

(3)
This bank account appears on MOR-1 for Peregrine Systems, Inc.

PRGN-REM-Peregrine Systems, Inc. Report Date 11/12/2002 Page 001 Paygroup 1	Advice of Debit	Control # 047A/1112/1356 ProBusiness Check Date 11/15/2002 Period 11/01/2002 - 11/15/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		ARIZONA
Paychecks	49,007.89	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	1,143.83	Federal Income Tax	385,719.83	Income Tax	157.91
CheckPro Manuals	1,143.83	Social Security (FICA)	73,679.63	Sub-Total	157.91
Manual Check Manuals	0.00	Federal Medicare	32,646.08
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00	EMPLOYER TAXES
Voids:	0.00	Sub-Total	492,045.54	Unemployment	23.24
Paycheck Voids	0.00			Job Training Program	4.23
Direct Deposit Voids	0.00	EMPLOYER TAXES		Sub-Total	27.47
CheckPro Voids	0.00	Social Security—Employer	73,679.63
Manual Voids	0.00	Federal Medicare—Employer	32,645.04	TOTAL	185.38
Adjustment Voids	0.00	Federal Unemployment	154.78
Direct Deposit	1,494,952.20	Sub-Total	106,480.49
Taxes	712,551.08
Third Party Checks	1,568.76	TOTAL	598,826.03
Memo Entries	(5.20)
TOTAL	2,259,229.55

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your S41 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 11/15/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries):	2,258,685.73	Tax liabilities minus memo entries:	712,545.08

PRGN-REM-Peregrine Systems, Inc. Report Date 11/12/2002 Page 001 Paygroup 1	Advice of Debit	Control # 048B/1120/1247 ProBusiness Check Date 11/20/2002 Period 11/16/2002 - 11/20/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		ARIZONA
Paychecks	3,225,298.70	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	8,972.04	Federal Income Tax	1,353,316.38	Income Tax	441.53
CheckPro Manuals	8,972.04	Social Security (FICA)	119,265.11	Sub-Total	441.53
Manual Check Manuals	0.00	Federal Medicare	76,873.14
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00	EMPLOYER TAXES
Voids:	0.00	Sub-Total	1,548,454.63	Unemployment	15.26
Paycheck Voids	0.00			Job Training Program	2.77
Direct Deposit Voids	0.00	EMPLOYER TAXES		Sub-Total	18.03
CheckPro Voids	0.00	Social Security—Employer	118,265.11
Manual Voids	0.00	Federal Medicare—Employer	76,873.14	TOTAL	459.58
Adjustment Voids	0.00	Federal Unemployment	192.13
Direct Deposit	0.00	Sub-Total	195,330.38
Taxes	2,104,122.04
Third Party Checks	1,569.15	TOTAL	1,743,785.01
Memo Entries	(5.20)
TOTAL	5,339,156.74

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your S41 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 11/20/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries):	5,330.984.70	Tax liabilities minus memo entries:	2,104,116.84

PRGN-REM-Peregrine Systems, Inc. Report Date 11/27/2002 Page 001 Paygroup 1	Advice of Debit	Control # 049A/1127/1112 ProBusiness Check Date 11/28/2002 Period 11/14/2002 - 11/30/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		CALIFORNIA
Paychecks	0.00	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	26,239.10	Federal Income Tax	12,640.48	Income Tax	2,847.47
CheckPro Manuals	26,239.10	Social Security (FICA)	1,557.35	State Disability	96.72
Manual Check Manuals	0.00	Federal Medicare	791.62	Sub-Total	2,944.19
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00
Voids:	(1,974.58)	Sub-Total	14,958.46	EMPLOYER TAXES
Paycheck Voids	(1,974.58)			Unemployment	62.14
Direct Deposit Voids	0.00	EMPLOYER TAXES		EE Training Fund	1.83
CheckPro Voids	0.00	Social Security—Employer	1,657.36	Sub-Total	63.87
Manual Voids	0.00	Federal Medicare—Employer	791.62
Adjustment Voids	0.00	Federal Unemployment	14.62	TOTAL	3,008.16
Direct Deposit	11,460.30	Sub-Total	2,383.60
Taxes	20,541.06
		TOTAL	17,353.06
TOTAL	56,295.68

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your S41 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 11/29/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries):	32,001.38	Tax liabilities minus memo entries:	20,541.00

Peregrine Remedy, Inc.
Case No. 02-12741-JKF
Statement of Operations
For the Period of 11/1/02 - 11/30/2002

	For Period 11/1/02 - 11/30/02	Combined Period 9/22/02 - 11/30/02
Revenues:
Licenses	2,285,573	6,776,287
Maintenance	5,223,314	15,552,889
Services	447,010	1,385,077

Total Revenue:	7,955,897	23,714,253

Costs and Expenses:
Cost of licenses and hardware	—	377
Cost of Maintenance	556,576	1,618,158
Cost of Services	613,862	1,896,657
Sales	1,383,125	3,080,340
Marketing	411,362	712,209
Product Marketing	139,157	534,061
Development	969,023	3,046,332
General & administrative	1,712,507	5,171,435

Total Costs and Expenses:	5,785,612	16,059,568

Operating Income (loss)	2,170,285	7,654,685

Interest income (expenses)	4,442	4,521
Intercompany Royalties	(89,702)	(112,568)
Other income (expenses)	(10,648)	(11,564)
Other income (expenses)	—
Income (loss) from operations

Income (loss) before Reorganization Items	2,074,377	7,535,074

Reorganization Items:
Professional Fees		—
U.S. Trustee Quarterly Fees	7,500	7,500
(Gain) Loss from Sale of Assets	288,010,825	288,010,825 (1)
Other Reorganization Expenses		—

Total Reorganization Items	288,018,325	288,018,325
Income tax benefit (expense)	—	—

Net Income/(Loss)	(285,943,948)	(280,483,251)

NOTES:

(1)
On 11/20/02, Debtor entered into an agreement with a third party to sell the assets for cash proceeds of $355 million. In addition to assets, acquirer agreed to take responsibility for certain outstanding liabilities on Debtor's books.

Case No: 02-17241

PEREGRINE REMEDY, INC
BALANCE SHEET (MOR-3)
As of November 30, 2002 (See NOTE below)

ASSETS
Current Assets
Cash and cash equivalents	$2,054,468
Accounts receivable, net of allowance	—
Deferred taxes	—
Other current assets	—

Total Current Assets	2,054,468
Property and equipment, net	—
Other Assets
Intercompany receivables	0
Other intangible assets, investments and other, net	—

Total Assets	$2,054,468

LIABILITIES & STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise (POSTPETITION)
Accounts payable	$—
Accrued payroll expenses	—
Accrued expenses	—
Deferred revenue	—
Intercompany payables	—

Total Postpetition Liabilities	—
Liabilities Subject to Compromise (PREPETITION)
Secured Debt:
Priority Debt:
Unsecured Debt:
Accounts payable	—
Intercompany payables	—

Total Pre-Petition Liabilities	—
Stockholders' Equity
Common stock	2,000
Additional paid-in capital	205,930,737
Retained earnings pre-petition	151,694,763
Retained earnings postpetition	(280,483,251)
Adjustments to Stockholders equity:
Deferred compensation	(74,924,368)
Cumulative translation adjustment	(165,412)

Total Stockholders' Equity	2,054,468

Total Liabilities & Equity	$2,054,468

NOTES:

(1)
Balances are subject to restatement pursuant to the completion of FYE March 31, 2002 audit, which is still in process.

(2)
Per the Remedy Asset Sale agreement, in addition to the assets of the company, both prepetition and postpetition liabilities were assumed by purchaser.

In re: Peregrine Remedy, Inc.	Case No. 02-12741
Debtor	Reporting Period: 11/1/02 - 11/30/02

STATUS OF POSTPETITION TAXES

        The status of postpetition taxes is addressed in the attached Attestation Letter. No Federal tax returns were filed during this period.

SUMMARY OF UNPAID POSTPETITION DEBTS

        Aged listing of accounts payable available upon request.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$0					$0
Accrued payroll expenses	$0					$0
Accrued expenses	$0					$0
Rent/Leases-Building	$0					$0
Rent/Leases-Equipment	$0					$0
Secured Debt/Adequate Protection Payments	$0					$0
Professional Fees	$0					$0
Amounts Due to Insiders*	$0					$0
Deferred Revenue	$0					$0
Intercompany payable	$0					$0
Revolving Debt Loan	$0					$0

Total Postpetition Debts	$0	$0	$0	$0	$0	$0

Explain how and when the Debtor intends to pay any past-due postpetition debts.

At this point in time, there are no past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re: Peregrine Remedy, Inc.	Case No. 02-12741-JKF
Debtor	Reporting Period: 11/30/02

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	22,454,377
+ Amounts billed during the period	—
-Amounts collected during the period (SEE NOTE 1)	(22,454,377)
Total Accounts Receivable at the end of the reporting period	—
Accounts Receivable Aging	Amount
0-30 days old	—
31-60 days old	—
61-90 days old	—
91+ days old	—
Total Accounts Receivable	—
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	—

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. (SEE NOTE 1)	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. (SEE NOTE 2)	X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

NOTES:

(1)
On 11/20/02, Debtor entered into an agreement with a third party to sell the assets for cash proceeds of $355 million. Accounts receivable, fixed assets and other assets were included in the sale. For purposes of the A/R rollforward, sales proceeds were treated as collections of all outstanding amounts.

(2)
Disbursements from non-DIP accounts have been made pursuant to a Bankruptcy Court order.

Miscellaneous:

02-12740-JKF Peregrine Systems, Inc. and The Copley Press Inc.

Notice of Electronic Filing

The following transaction was received from Galbraith, Paula Ann entered on 1/27/2003 at 10:57 PM EST and filed on 1/27/03

Case Name:	Peregrine Systems, Inc. and The Copley Press, Inc.
Case Number:	02-12740-JKF
Document Number:	891

Docket Text:

Debtor-In-Possession Monthly Operating Report for Filing Period 11/01/02 - 11/30/02 for Peregrine Remedy, Inc. Filed by Peregrine Systems, Inc., (Galbraith, Paula)

The following document(s) are associated with this transaction:

Document description: Main Document

Original filename: //PSZY1_DE/Data/EFileDocuments/Peregrine/1-27-03/PAG/MOR/Nov MOR.pdf

Electronic document Stamp:
[STAMP bkeefStamp_ID=983460418[Date=1/27/2003][FileNumber=1271231-0]
[46ae2436cb9c4ead6b7801bc391681d77c182017ce67d4468d6ecde6a080c25ae
b5b97db8d831327f86e6dedbc0c921e1b3ef16412b5ab74cb310187ffdb4]]

02-12740-JKF Notice will be electronically mailed to:

William Pierce Bowden    wbowden@ashby-geddes.com;rxza@ashby-geddes.com

Noel C. Burnham    nburnham@mmwr.com,
bankruptcy@mmwr.com;jperri@mmwr.com;imarch@mmwr,com

William E. Chipman Jr.    bankruptcydel@gtlaw.com

M. Blake Cleary    banckruptcy@ycst.com

Tobey M. Daluz    daluzt@ballardspahr.com

Carrie I. Dayton    cdayton@svglaw.com

David Lee Finger    DFL@davidfinger.com, david.finger@dol.net

Paula Ann Galbraith    pgalbraith@pszyj.com, efile@pszyj.com

Gwendolyn R. Giblin    grg@gbcsf.com,

Matthew A. Gold    courts@argopartners.net

Kevin Gross    kgross@rmgglaw.com

QuickLinks

  Exhibit 99.4
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (Form MOR-1)
Peregrine Remedy Inc. Case No. 02-12741 (JFK) Summary of Disbursements 11/1/2002-11/30/2002
Peregrine Remedy, Inc. Case No. 02-12741 (JFK) Wire Transfers 11/1/2002-11/30/2002
Peregrine Remedy, Inc. Case No. 02-12741 (JFK) ACH Debits 11/1/2002-11/30/2002
Peregrine Remedy, Inc. Case No. 02-12741 (JKF) Exhibit 1 Pro Business Payroll Reports 11/1/2002 - 11/30/2002